Exhibit 99.1

CEA Industries Appoints Brent Miller as Chief Financial Officer

Miller has over 20 years of experience in financial reporting, accounting and capital markets

Appointment of seasoned financial executive supports the Company’s BNB digital asset treasury strategy

LOUISVILLE, CO, March 10, 2026 (GLOBE NEWSWIRE) — CEA Industries Inc. (NASDAQ: BNC) (“BNC” or the “Company”), a growth-oriented company focused on managing the world’s largest corporate treasury of BNB, today announced that its Board of Directors has appointed Brent Miller as Chief Financial Officer, effective March 9, 2026.

Mr. Miller has over 20 years of financial reporting, accounting, and finance leadership experience, most recently as Chief Accounting Officer of Figure Technology Solutions, a publicly traded blockchain-native financial technology and digital asset company, where he helped guide the company through its reorganization and initial public offering.

“I am excited to welcome Brent to BNC,” said David Namdar, the Company’s Chief Executive Officer. “His expertise in financial reporting, internal controls and capital markets activities positions him well to help strengthen the governance and operational foundation that will support our ability to successfully execute our BNB treasury strategy and enhance value for shareholders. I am confident that Brent’s financial and public company leadership experience will serve BNC well during this stage of its growth and beyond.”

“I am excited to join BNC at such a pivotal moment in its development,” said Brent Miller, incoming Chief Financial Officer. “As the world’s largest corporate BNB treasury, the Company has a significant opportunity to leverage the continued growth of the BNB ecosystem, and I look forward to working with the team to realize BNC’s potential and deliver sustainable growth and value.”

About Brent Miller

Mr. Miller has over 20 years of experience spanning financial reporting, accounting policy, internal controls, and capital markets across demanding public company environments. Most recently, he served as Chief Accounting Officer of Figure Technology Solutions, Inc., guiding the company through its reorganization and initial public offering. He also served as Chief Financial Officer of reAlpha Tech Corp., an AI-driven real estate technology company, where he oversaw capital markets activities and financial reporting. Prior to that, he was Chief Accounting Officer of Sunlight Financial Holdings Inc., a technology-enabled point-of-sale finance company, and Chief Financial Officer and Treasurer of KKR Real Estate Finance Trust Inc., a commercial mortgage REIT managed by KKR & Co. Inc. Earlier in his career, he held several finance leadership roles at Fortress Investment Group LLC, including Controller of New Residential Investment Corp. and Vice President of Finance. Mr. Miller holds a B.S.B.A. in Accounting and Finance and a B.S. in Computer Information Science from The Ohio State University.

About CEA Industries Inc.

CEA Industries Inc. (Nasdaq: BNC) is a growth-oriented company that has focused on building category-leading businesses in consumer markets, including building and managing the world’s largest corporate treasury of BNB.

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements.” The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties. BNC wishes to caution readers that these forward-looking statements may be affected by the risks and uncertainties in BNC’s business as well as other important factors that may have affected and could in the future affect BNC’s actual results and could cause BNC’s actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of BNC. In evaluating these forward-looking statements, readers should consider various risk factors, including BNC’s ability to keep pace with new technology and changing market needs; BNC’s ability to finance its current business and proposed future business, including the ability to finance the continued acquisition of BNB; the competitive environment of BNC’s business; and the future value and adoption of BNB. Forward-looking statements are subject to numerous conditions and risks, many of which are beyond BNC’s control. In addition, these forward-looking statements and the information in this press release are qualified in their entirety by cautionary statements and risk factor disclosures contained in BNC’s filings with the SEC. Copies of BNC’s filings with the SEC are available on the SEC’s website at www.sec.gov. BNC undertakes no obligation to update these statements for revisions or changes after the date of this press release, except as required by law.

CEA Industries Media Inquiries:

Edelman Smithfield

CEA@edelmansmithfield.com

CEA Industries Investor Relations:

james@haydenir.com